Discontinued Operations	6 Months Ended
Jun. 30, 2026
Discontinued Operations [Abstract]
Discontinued operations

(4) Discontinued operations

Disposal of Meidiya and its subsidiaries

A disposal is categorized as a discontinued operation if the disposal group is a component of an entity or group of components that meets the held for sale criteria, is disposed of by sale or other than by sale and represents a strategic shift that has or will have a major effect on an entity’s operations and financial results. The results of disposals that qualify as a discontinued operation are presented as such for all reporting periods presented. Results of discontinued operations include all revenues and expenses directly derived from such disposal group; general corporate overhead is not allocated to a discontinued operation. For disposals other than by sale, results of operations of a business would not be recorded as a discontinued operation until the period in which the business is actually disposed of other than by sale.

In January 2025, the Group disposed of 100% equity interests in Guangdong Meidiya Investment Co., Ltd. (“Meidiya”) to a third party for cash consideration of RMB30,240. Meidiya holds approximately 44.7% of the equity interests of Fanhua Insurance Surveyors & Loss Adjustors Co., Ltd. (“FHISLA”) and its subsidiaries (collectively referred to as the “Disposal Group”). The Disposed Group historically constituted the Group’s claims-adjusting segment, over which the Group exercised control through a series of act-in-concert arrangements. As a result of the divesture, the Group deconsolidated the Disposed Group with effect from January 1, 2025 and no longer conducts any material operations in the claims-adjusting business. Concurrently, the act-in-concert arrangements among Meidiya and the other shareholders of FHISLA were mutually terminated by all parties effective February 1, 2025.

The Company’s sales of the Disposal Group represented a strategic business shift having a major effect on the Group’s operations and financial results. The results of operations for the Disposal Group are presented as discontinued operations on the consolidated statements of income (loss) and comprehensive (loss) income, and assets and liabilities are reflected as “Assets and Liabilities of Discontinued Operations” on the consolidated balance sheets for all periods presented. Amounts for all periods discussed below reflect the results of operations, financial condition and cash flows from the Company’s continuing operations, unless otherwise noted.

On January 1, 2025, the Group calculated a gain resulting from such disposition as follows:

Reconciliation of the carrying amounts of the major classes of assets and liabilities from the discontinued operations in the consolidated balance sheets as of January 1, 2025 is as follow.

RMB
Consideration	30,240

As of
January 1,
2025
Assets	RMB
Cash and cash equivalents and restricted cash	88,579
Short term investments	52,025
Accounts receivable, net	75,763
Other receivables, net	24,073
Other current assets, net	9,211
Property, plant, and equipment, net	7,306
Other non-current assets, net	6,237
Right of use asset	14,032
Total assets	277,226

Liabilities
Other payable and accrued expenses	92,446
Accrued payroll	41,846
Income tax payable	10,104
Operating lease liabilities	13,538
Deferred tax liabilities	5,481
Total liabilities	163,415
Total net assets of the Disposal Group	113,811
Less: Non-controlling interests of the Disposal Group	(86,801)
Net assets of the Disposal Group contributable to the Group	27,010
Gain on disposal of the Disposal Group	3,230